              MFS FLORIDA MUNICIPAL BOND FUND (THE "FLORIDA FUND") MFS GEORGIA MUNICIPAL BOND FUND (THE "GEORGIA FUND")
                  EACH A SERIES OF MFS MUNICIPAL SERIES TRUST

                   Supplement to the June 1, 1995 Prospectus


The description of portfolio managers on page 42 of the Prospectus has been modified by the following:

         "David R. King, a Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1993 and has been the Florida Fund's portfolio manager since February 1, 1996. David B. Smith, a Vice President of the Adviser, has been employed by the Adviser as a portfolio manager since 1988 and has been the Georgia Fund's portfolio manager since February 1, 1996."


               The date of this Supplement is February 15, 1996.